CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the Certified Shareholder Report of Petroleum & Resources Corporation (the Corporation) on Form N-CSR for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas G. Ober, Chairman, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
BY:	/s/ Douglas G. Ober Douglas G. Ober Chairman, President and Chief Executive Officer (Principal Executive Officer)
DATE:	July 22, 2011

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Certified Shareholder Report of Petroleum & Resources Corporation (the Corporation) on Form N-CSR for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian S. Hook, Treasurer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
BY:	/s/ Brian S. Hook Brian S. Hook Treasurer (Principal Financial Officer)
DATE:	July 22, 2011

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.